Business Combinations	12 Months Ended
Sep. 30, 2020
Business Combinations [Abstract]
Business Combinations
3. BUSINESS COMBINATIONS
On January 31, 2020, the Company acquired certain assets and assumed certain liabilities of Return Polymers, Inc. for a total purchase price of approximately $18.5 million, subject to customary post-closing working capital adjustments. Return Polymers is located in Ashland Ohio and is a provider of full-service recycled PVC material processing, sourcing, logistical support and scrap management programs. The Company financed the acquisition with cash on hand.
The acquisition was accounted for as a business combination under Accounting Standards Codification (“ASC”) ASC 805
Business Combinations
. Tangible and identifiable intangible assets acquired and liabilities assumed were recorded at their respective fair values. The excess of the consideration transferred over the fair value of the net assets received has been recorded as goodwill in the Residential segment. The factors that contributed to the recognition of goodwill primarily relate to future economic benefits arising from expected sales as well as consuming the recycled
PVC materials in current products.
The following table represents the preliminary allocation of assets acquired and liabilities assumed on the acquisition date and certain measurement period adjustments attributable to customary working capital adjustments as of September 30, 2020 (in thousands):

Total purchase consideration	$18,453

Allocation of consideration to assets acquired and liabilities assumed:
Cash and cash equivalents	$—
Accounts receivable	1,119
Inventories	2,532
Prepaid expenses and other current assets	39
Property, plant and equipment	4,080
Intangible assets	5,100
Goodwill	7,092
Accounts payable	(947)
Accrued expenses and other liabilities	(562)

Net assets acquired	$18,453

At the acquisition date, total intangible assets and goodwill amounted to $11.6 million, comprised of $4.6 million related to customer relationships, and $0.7 million related to trademarks, as well as $6.3 million in goodwill. During the year ended September 30, 2020, the Company recognized $0.6 million in working capital adjustments and $0.2 million reduction in customer relationships, resulting in an increase in goodwill of $0.8 million, and $7.1 million in total goodwill as of September 30, 2020. It is expected that $7.1 million of the goodwill is deductible for tax purposes. The estimated useful life for customer relationships is 15 years and trademarks is 10 years. The weighted average useful life at the date of acquisition was 14.3 years.